OTHER RECEIVABLES, NET (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Other Receivables Net
Deposit for business acquisitions	$ 12,139,263	$ 12,345,111
Deposit for set-up of research center	84,714	86,150
Others	5,439,957	4,762,413
Allowance for doubtful accounts	(13,481,228)	(12,489,219)
Total other receivables, net	$ 4,182,706	$ 4,704,455